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                                                    EXHIBIT 10(c)

                             ONEIDA LTD.
                     1998 STOCK OPTION PLAN

1.  Purpose of the Plan

    The  purposes  of the Plan are to aid the Company  and  its Subsidiaries in
(a) promoting the long-term success of the Company and increasing stockholder value by providing eligible key employees with incentives to contribute to the long-term growth and profitability of the Company and (b) assisting the Company in attracting, retaining and motivating highly qualified key employees.

2.  Definitions and Rules of Construction

    (a) Definitions. For purposes of this Plan, the following capitalized words shall have the meanings set forth below:

"Award Document" means an agreement, certificate or other type or form of document or documentation approved by the Committee which sets forth the terms and conditions of an Option grant. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee"  means  the  Management  Development  and   Executive Compensation
Committee of the Board or such other committee appointed by the Board to administer the Plan.

"Common Stock" means the common stock of the Company, par value $1.00 per share, or such other class of share or other securities as may be applicable under Section 9(b).

"Company" means Oneida Ltd., a New York corporation, or any successor to substantially all of its business.

"Disability"  means a medically determinable physical  or  mental impairment
rendering  a  Participant  unable   to   engage   in substantial gainful
activity and which can be expected to result in death or which has lasted or is expected to last for a period of at least six consecutive months. Any dispute as to whether a Participant is Disabled shall be resolved by a physician mutually acceptable to the Participant and the Company, whose decision shall be final and binding upon the Participant and the Company.

"Effective Date" means October 1, 1997.

"Eligible  Individual" means an individual described  in  Section 4(a).

"Exchange Act" means the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder.

"Fair Market Value" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee. In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a share of Common Stock shall equal the closing price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the closing price as reported on said composite tape or automated system for the most recent day during which a sale occurred).

"Incentive Stock Option" means an option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

"Nonqualified Stock Option" means any Option which is not an Incentive Stock Option.

"Option" means a stock option granted under Section 6 of the Plan, including an Incentive Stock Option and a Nonqualified Stock Option.

"Participant" means an Eligible Individual who has been granted an Option under the Plan.

"Plan" means this Oneida Ltd. 1998 Stock Option Plan as described herein.

"1987  Plan"  means the Oneida Ltd. 1987 Stock  Option  Plan,  as amended.

"Restoration Option" means an Option that is awarded upon the exercise of an Option earlier awarded under the Plan or any other plan of the Company (an "Underlying Option") for which the exercise price is paid in whole or in part by tendering shares of Common Stock previously owned by the Participant, where such Restoration Option (i) covers a number of shares of Common Stock no greater than the number of previously owned shares tendered in payment of the exercise price of the Underlying Option plus the number of shares withheld to pay taxes arising upon such exercise, (ii) the expiration date of the Restoration Option is no later than the expiration date of the Underlying Option and (iii) the exercise price per share of the Restoration Option is no less than the Fair Market Value per share of Common Stock on the date of exercise of the Underlying Option.

"Subsidiary" means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether
through  the  ownership  of   voting securities, by contract or otherwise, to
elect at least a majority of the members of such corporation's board of directors or analogous governing body, or (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan. For purposes of determining eligibility for the grant of Incentive Stock Options under the Plan, the term "Subsidiary" shall be defined in the manner required by Section 424(f) of the Code.

    (b) Rules of Construction. The masculine pronoun shall be deemed to include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.

3.  Administration

    (a)  Committee.   The Committee shall be  responsible  for administering the
Plan, no member of which shall be  eligible  to participate in the Plan.

    (b) Powers and Responsibility. The Committee shall have full and final authority, consistent with the provisions of the Plan, to: (i) select the Participants; (ii) determine the number and types of Options to be made under the Plan; (iii) select the Options to be made to Participants; (iv) set the Option price, vesting, the number of options to be awarded, and the number of shares to be awarded out of the total number of shares available for award; (v) prescribe Award Documents (which need not be identical for each participant);
(vi) make factual determinations in connection with the administration or interpretation of the Plan; (vii) delegate to the Chief Executive Officer of the Company the right to allocate Options among Eligible Individuals who are not executive officers or directors of the Company within the meaning of the Exchange Act, such delegation to be subject to such terms and conditions as the Committee in its discretion shall determine; (viii) establish administrative regulations to further the purpose of the Plan; and (ix) take any other action desirable or necessary to interpret, construe or implement properly the
provisions  of the  Plan.   Any  decision  of  the Committee in the
administration of the Plan shall be final and conclusive on all interested parties.

    (c) Delegation of Authority. The Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, except that the Committee may not delegate (i) its authority with regard to Options (including decisions concerning the timing, pricing and amount of Options) granted to Eligible Individuals who are officers or directors for purposes of Section 16(b) of the Exchange Act and (ii) its authority pursuant to Section 16 to amend the Plan.

4.  Eligibility

    (a) Eligible Individuals. Only officers and key employees of the Company or its Subsidiaries (or a division or operating unit thereof) or any individual who has accepted an offer of employment with the Company or its Subsidiaries as an officer or key employee shall be eligible to participate in the Plan and to receive Options under the Plan.

    (b) Grants to Participants. The Committee shall have no obligation to grant any Eligible Individual an Option or to designate an Eligible Individual as a Participant solely by reason of such Eligible Individual having received a prior Option grant or having been previously designated as a Participant. The Committee may grant more than one Option to a Participant and may designate an Eligible Individual as a Participant for periods that cover overlapping periods of time.

5.  Stock Subject to the Provisions of the Plan

    (a) Plan Limit. The Company is authorized to issue up to 1,000,000 shares of Common Stock under the Plan (the "Plan Limit"). Such shares of Common Stock may be newly issued shares of Common Stock or reacquired shares of Common Stock held in the treasury of the Company.

    (b) Rules Applicable to Determining Shares Available for Issuance. For purposes of determining the number of shares of Common Stock that remain available for issuance, the following shares shall be added back to the Plan Limit and again be available for the grant of Options:

         (i) The number of shares of Common Stock tendered to pay the exercise price of an Option or to satisfy a Participant's tax withholding obligations; and

         (ii) The number of shares withheld from any Option to satisfy a Participant's tax withholding obligations or, if applicable, to pay the exercise price of an Option. Solely for purposes of clauses (i) and (ii) in this Section 5(b), the term "Options" shall include any options granted under the 1987 Plan.

    (c) Special Limits. Anything to the contrary in Section 5(a) above notwithstanding, but subject to Section 9(b), the following special limits shall apply to shares of Common Stock available for Option grants under the
Plan:

         (i) The maximum number of shares of Common Stock that may be subject to Options granted to any Eligible Individual in any calendar year shall equal 25,000 shares, plus any shares which were available under this Section 5(c)(i) for Option grants to such Eligible Individual in any prior calendar year but which were not covered by such Option grants.

         (ii) In no event will the number of shares of Common Stock issued in connection with the grant of Incentive Stock Options exceed the Plan Limit, as in effect on the Effective Date.

6.  Terms and Conditions of Options

    (a) General. Option grants may be made in combination with or as alternatives to grants or rights under any other compensation or benefit plan of the Company, including the plan of any acquired entity. The terms and conditions of each Option grant shall be set forth in an Award Document in a form approved by the Committee for such Option grant, which shall contain terms
and  conditions  not  inconsistent  with  the  Plan.   Except  in connection
with a transaction or event described in Section 9(b), nothing in the Plan shall be construed as permitting the Company to reduce the exercise price of Options previously granted under this Plan or options previously granted under any other plan of the Company without stockholder approval.

    (b) Form of Option. The Committee is authorized to grant Options to Eligible Individuals. An Option shall entitle a Participant to purchase a specified number of shares of Common Stock during a specified time at an exercise price that is fixed at the time of grant or for which the method of determining the exercise price is specified at the time of grant, all as the Committee may determine; provided, however, that the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or if the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed). An Option may be an Incentive Stock Option or a Nonqualified Stock Option as determined by the Committee and set forth in the applicable Award Document. Payment of the exercise price of an Option shall be made in cash, or, to the extent provided by the Committee at or after the time of grant, in shares of Common Stock already owned by the Participant or in any combination of cash and shares of Common Stock. In addition to the exercise methods described above, a Participant may exercise an Option through a procedure whereby the Participant delivers to the Company an irrevocable notice of exercise in exchange for the Company issuing the shares of Common Stock subject to the Option to a broker previously designated or approved by the Company, subject to such rules and procedures as the Committee may determine. An Option shall be effective for such term as shall be determined by the Committee and set forth in the Award Document relating to such Option, and the Committee may extend the term of an Option after the time of grant; provided, however, that the term of an Option may in no event extend beyond the tenth anniversary of the date of grant of such Option. The Committee may also provide at or after the time of grant that a Participant shall have the right to receive a Restoration Option upon the exercise of an Option or an option granted under another plan of the Company.

    (c) Incentive Stock Options. Each Option granted pursuant to the Plan shall be designated at the time of grant as either an Incentive Stock Option or
as a Nonqualified Stock  Option.   No Incentive Stock Option may be issued
pursuant to the Plan to any individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (A) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the shares of Common Stock subject to such Option, and (B) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof. No Incentive Stock Option may be granted under the Plan after the fifth anniversary of the Effective Date.

    (d)  Option Exercisable Only by Participant.   During  the lifetime of a
Participant, an Option shall be exercisable only by the Participant. The grant of an Option shall impose no obligation on a Participant to exercise the Option.

    (e) Rights of a Stockholder. A Participant shall have no rights as a stockholder with respect to shares covered by an Option until the date the Participant or his nominee becomes the holder of record of such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 9(b).

    (f)  Limitation  on  Exercise.   An  Option  may  not  be exercised, and no
shares of Common Stock may be issued in connection with an Option, unless the issuance of such shares has been registered under the Securities Act of 1933, as amended, and qualified under applicable state "blue sky" laws, or the Company has determined that an exemption from registration and from qualification under such state "blue sky" laws is available.

7.  Vesting; Forfeiture; Termination of Employment and Change in Control

    The Committee shall specify at or after the time of grant of an Option the vesting, forfeiture and other conditions applicable to the Option and the provisions governing the disposition of an Option in the event of a Participant's termination of employment with the Company or its Subsidiary. In connection with a Participant's termination of employment, the Committee may vary the vesting, exercisability and settlement provisions of an Option relative
to  the  circumstances  resulting   in   such termination of employment.  The
Committee  shall   have   the discretion to accelerate the vesting or
exercisability of, eliminate the restrictions and conditions applicable to, or extend the post-termination exercise period of an outstanding Option. Similarly, the Committee shall have full authority to determine the effect, if any, of a change in control of the Company on the vesting, exercisability, payment or lapse of restrictions applicable to an Option, which effect may be specified in the applicable Award Document or determined at a subsequent time.

8.  Tax Withholding

    The Company or a Subsidiary, as appropriate, may require any individual entitled to receive a payment in respect of an Option to remit to the Company, prior to such payment, an amount sufficient to satisfy any Federal, state or local tax withholding requirements. The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash payments made pursuant to or in connection with any Option any Federal, state or local taxes required to be withheld with respect to such payments. In addition, the Company may permit any individual to whom an Option has been made to satisfy, in whole or in part, such obligation to remit taxes, by directing the Company to withhold shares of Common Stock that would otherwise be received by such individual upon settlement or exercise of such Option or by delivering to the Company shares of Common Stock owned by the individual prior to exercising the option, subject to such rules as the Committee may establish from time to time.

9.  No  Restriction  on Right of Company  to  Effect  Corporate Changes

    (a)  Authority  of  the  Company  and  Stockholders.   The existence of the
Plan, the Award Documents and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    (b)  Change  in  Capitalization.   Notwithstanding   any provision of the
Plan or any Award Document, the number and kind of shares authorized for issuance under Section 5(a), including the maximum number of shares available under the special limits provided for in Section 5(c), may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits
intended  to  be made available  under  the  Plan.   In addition, upon the
occurrence of any of the foregoing events, the number of outstanding Options and the number and kind of shares subject to any outstanding Option and the purchase pric per share, if any, under any outstanding Option may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to Participants granted Options. Such adjustments shall be made by the Committee, in its sole discretion, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Options shall be subject to the same vesting schedule and restrictions to which the underlying Option is subject.

10. Application of Funds

    The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

11. Exchange Act

    Notwithstanding anything contained in the Plan or any agreement under the Plan to the contrary, if the consummation of any transaction under the Plan, or the taking of any action by the Committee in connection with a change of control of the Company, would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than 180 days.

12. No Right to Employment

    No person shall have any claim or right to receive grants of Options under the Plan. Neither the Plan, the grant of Options under the Plan, nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any eligible individual any right to be retained in the employ of the Company or any subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any subsidiary or other affiliate thereof to terminate the employment of such eligible individual at any time.

13. Options to Individuals Subject to Non-U.S. Jurisdictions

    To the extent that Options under the Plan are awarded to individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Options granted hereunder to such person (i) to comply with the laws of such jurisdiction and (ii) to permit the grant of the Option not to be a taxable event to the Participant. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Eligible Individuals who are subject to the laws of jurisdictions outside of the United States

14. Term of the Plan

    Unless earlier terminated pursuant to Section 16, the Plan shall terminate on the fifth anniversary of the effective date provided for in Section 15, except with respect to Options then outstanding.

15. Effective Date

    The  Plan  shall  become effective on the  Effective  Date, subject to
subsequent  approval  thereof  by  the   Company's stockholders at the first
annual meeting of stockholders to occur after the Effective Date, and shall remain in effect until it has been terminated pursuant to Section 16. If the Plan is not approved by the stockholders at such annual meeting, the Plan and all interests in the Plan awarded to Participants before the date of such annual meeting shall be void ab initio and of no further force and effect.

16. Amendment and Termination

    Notwithstanding anything herein to the contrary, the Board or the Committee may, at any time, terminate or, from time to time, amend, modify or suspend the Plan; provided, however, that no amendment which (i) increases the limits set forth in Section 5(c)(ii) allows for grants of Options at an exercise price less than Fair Market Value at the time of grant or (iii) amends the last sentence of Section 6(a) in a manner that would permit a reduction in the exercise price of Options (or options granted under another plan of the Company), under circumstances other than those stated in such sentence, shall be effective without stockholder approval.

17. Governing Law

    The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the state of New York and without giving effect to principles of conflicts of laws.